                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JUNE          YEAR: 2002

                                       12/31/01     1/31/02       2/28/02      3/31/02       4/30/02         5/31/02      6/30/02
               MONTH                   Revised      Revised                    Revised       Revised
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                       $1,156,830  $1,059,266   $1,059,266   $ 1,087,139   $  1,076,963   $  1,059,266  $  617,525
INCOME BEFORE INT. DEPREC./TAX (MOR-6) $  662,161  $  584,521   $  781,134   $   786,914   $    765,999   $    750,049  $  326,174
NET INCOME (LOSS) (MOR-6)              $   15,785  $  (61,844)  $   80,692   $   140,569   $    101,602   $    103,679  $ (338,175)
PAYMENTS TO INSIDERS (MOR-9)           $       --  $       --   $       --   $        --   $         --   $         --  $       --
PAYMENTS TO PROFESSIONALS (MOR-9)      $       --  $       --   $       --   $        --   $         --   $         --  $       --
TOTAL DISBURSEMENTS (MOR-7)(1)         $  417,049  $2,043,090   $1,041,816   $   298,056   $  1,479,491   $  1,387,906  $  186,246
(1) Excludes intercompany transfers
  as follows:                          $  713,016  $  924,751   $       --   $   981,639   $    647,602   $         --  $1,102,126

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         7/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         7/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JUNE 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   2,128              $       -                 $     120
        Trade accounts receivable, net              -                   76,785                     71                     2,901
        Other Receivables                           -                    1,848                      -                     3,006
        Due from affiliates                     1,027                   25,130                 13,785                         -
        Inventories                                 -                   35,305                      -                     8,170
        Prepaid expenses                           33                    6,018                      -                        96
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,231                  147,214                 13,856                    14,293

Property, plant and equipment, net                  -                  119,003                  2,760                     5,882
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,281                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,417                      -                     1,209
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,156                $ 396,869              $  21,897                 $  21,384
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  191,570                  1,364                     7,086
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   41,276                      -                    10,366
        Unsecured debt                        186,538                  260,286                  1,110                    70,656
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,047)                 (56,215)                 4,089                    (9,719)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,679)                (507,054)                19,423                  (139,774)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,679)                (509,591)                19,423                  (139,774)

TOTAL LIABILITIES AND EQUITY                $  37,156                $ 396,869              $  21,897                 $  21,384
                                            ====================================================================================

                                         -------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS                 STERLING CANADA,     STERLING PULP       STERLING PULP
                                             INT'L, INC.          FIBERS           INC.         CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11     ELIMINATIONS   01-37810-H4-11     01-37811-H4-11      01-37812-H4-11
                                         -------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                              $     148          $       -           $       -
        Trade accounts receivable, net             -                                  2,670                864               4,588
        Other Receivables                          -                                  4,397                  -                   -
        Due from affiliates                    3,384                (3,384)          56,860                630               8,176
        Inventories                                -                                      -                100               1,790
        Prepaid expenses                           -                                      -                  -                 103
        Deferred income tax benefit                -                                      -                  -                   -
                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,384                (3,384)          64,075              1,594              14,657

Property, plant and equipment, net                 -                                      -                  -              41,674
Deferred income taxes                              -                                      -                  -                   -
Investments-Third Party                            -                                      -                  -                   -
Investments in Subs                                -                                295,811              1,393                   -
Other assets                                   2,547                                  2,721                  -                   -
                                            --------------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,931             $  (3,384)       $ 362,607          $   2,987           $  56,331
                                            ======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 75                  (413)          24,654                445               1,381
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                                 67,152                  -                   -
        Secured Debt Accrued Interest *          662                                 12,165                  -                   -
        Unsecured debt                         1,123                (2,971)         265,052                170              62,343
        Other / Intercompany                       -                                      -                  -
        Deferred income taxes                      -                                      -                  -                   -

Common stock held by new ESOP                      -                                      -                  -                   -
Less: Unearned compensation                        -                                      -                  -                   -
Redeemable preferred stock                         -                                      -                  -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                                     48                  -                   -
        Additional paid-in capital                 -                                 83,348              4,020               1,392
        Retained earnings-Filing Date            779                                (90,594)              (877)              1,518
        Retained earnings-Post Filing Date      (360)                                   782               (771)            (10,303)
        Pension adjustment                         -                                      -                  -                   -
        Accumulated translation adj.               -                                      -                  -                   -
        Deferred compensation                      -                                      -                  -                   -
                                            --------------------------------------------------------------------------------------
                                                 419                     -           (6,416)             2,372              (7,393)
        Treasury stock at cost                     -                                      -                  -                   -
                                            --------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       419                     -           (6,416)             2,372              (7,393)

TOTAL LIABILITIES AND EQUITY                $  5,931             $  (3,384)       $ 362,607          $   2,987           $  56,331
                                            ======================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,567
        Trade accounts receivable, net              -                 87,879
        Other Receivables                           -                  9,251
        Due from affiliates                  (109,506)                  (514)
        Inventories                                 -                 45,365
        Prepaid expenses                            -                  6,250
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (109,506)               150,798

Property, plant and equipment, net                  -                169,319
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,781
Investments in Subs                          (381,546)                45,453
Other assets                                       (1)                41,758
                                            --------------------------------

TOTAL ASSETS                                $(491,053)             $ 414,109
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (44,871)               181,704
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (11,028)                53,441
        Unsecured debt                       (133,138)               714,140
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,122)              (546,056)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (73,544)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,123)              (855,225)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,123)              (857,762)

TOTAL LIABILITIES AND EQUITY                $(491,053)            $  414,109
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                       ---------------------------------------------------------------------------------------------
                                             Dec-2001      Jan-2002     Feb-2002    Mar-2002     Apr-2002     May-2002     Jun-2002
                                       ---------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $       420     $     440     $    656   $     326    $     305   $      596   $      218
ROYALTY AND REVENUE PAYABLE                        --                                                               --           --
NOTES PAYABLE - INSURANCE                      19,409        19,409       19,409      19,409       19,409       19,409       19,409
TAX PAYABLE:                                       --                                                               --           --
    Federal Payroll Taxes                          --                                                               --           --
    State Payroll & Sales                          --                                                               --           --
    Ad Valorem Taxes                               --                                                               --           --
    Other Taxes                                     8            35           13   $      12           24           18            8
TOTAL TAXES PAYABLE                        $        8     $      35           13          12    $      24   $       18   $        8
SECURED DEBT POST-PETITION                         --                                                               --           --
ACCRUED INTEREST PAYABLE                           --                                                               --           --
*ACCRUED PROFESSIONAL FEES:                        --                                                               --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            110            130         150         170           50           70           90
  2.  Lease Operating Expenses/Capital             --                                                               --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $   19,946     $   20,014    $ 20,228   $  19,917    $  19,787   $   20,093   $   19,725
====================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       JUNE  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $181,704    $ 171,394    $      98   $       406   $     4,877   $       4,929

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $181,704    $ 171,394    $      98   $       406   $     4,877   $       4,929
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 72,397    $ 72,397     $     --   $     --   $     --   $     --

        31-60           922         922           --         --         --         --

        61-90           542         542           --         --         --         --

        91 +         28,457      28,457           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $102,318    $102,318     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JUNE 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       48,626,030    $          184,425    $        1,693,508
TOTAL COST OF REVENUES                                         --            40,486,413               184,425             2,087,717
GROSS PROFIT                                   $               --    $        8,139,617    $               --    $         (394,209)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              932    $        1,540,817    $               --    $          117,412
  Insiders Compensation                                        --               131,411                    --                    --
  Professional Fees                                            --             1,350,558                    --                    --
  Other (Earnings in Joint Venture)                            --            (2,284,592)              (49,066)                   --

TOTAL OPERATING EXPENSE                        $              932    $          738,194    $          (49,066)   $          117,412
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (932)   $        7,401,423    $           49,066    $         (511,621)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,697,876                    --               614,434
DEPRECIATION                                                   --             1,955,162                    --                47,616
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,653,038    $               --    $          662,050
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (932)   $        2,748,385    $           49,066    $       (1,173,671)
INCOME TAXES                                                   --                    --                 2,334                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (932)   $        2,748,385    $           46,732    $       (1,173,671)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          617,525   $          360,103
TOTAL COST OF REVENUES                                          --                59,458              460,832
GROSS PROFIT                                    $           83,333    $          558,067   $         (100,729)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          231,893   $          (65,492)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $               --    $          231,893   $          (65,492)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           83,333    $          326,174   $          (35,237)
INTEREST EXPENSE (includes amort of debt fees)              37,665               178,554                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          664,349   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           22,668    $         (338,175)  $          (35,237)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           22,668    $         (338,175)  $          (35,237)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,272,103   $         (83,333)    $      54,753,694
TOTAL COST OF REVENUES                                       1,859,446             (83,333)           45,054,958
GROSS PROFIT                                        $        1,412,657   $              --     $       9,698,736
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          608,865   $        (540,881)            1,893,546
  Insiders Compensation                                             --                  --               131,411
  Professional Fees                                                 --                  --             1,350,558
  Other (Earnings in Joint Venture)                                 --                  --            (2,333,658)


TOTAL OPERATING EXPENSE                             $          608,865   $        (540,881)    $       1,041,857
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          803,792   $         540,881             8,656,879
INTEREST EXPENSE (includes amort of debt fees)                      --             540,881             4,069,410
DEPRECIATION                                                   326,102                  --             2,837,675
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,102   $         540,881     $       6,907,085
=================================================================================================================
NET INCOME BEFORE TAXES                             $          477,690   $              --     $       1,749,794
INCOME TAXES                                                        --                  --                 2,334
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          477,690   $              --     $       1,747,460
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                    Dec-01          Jan-02          Feb-02         Mar-02
-----------------------------------------------   ------------   ------------    ------------   ------------
1.  CASH-BEGINNING OF MONTH                       $      9,021   $     19,490    $    (45,956)  $    (13,573)
RECEIPTS:
2.  CASH SALES                                    $    392,516                   $              $
3.  COLLECTION OF ACCOUNTS RECEIVABLE                               1,978,631         969,180        242,792
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                                748,018        923,764         105,019      1,063,679
TOTAL RECEIPTS                                    $  1,140,534   $  2,902,395    $  1,074,199   $  1,306,464
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A                                           N/A

DISBURSEMENTS:
7.  NET PAYROLL                                     $                                           $
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                       15,790          7,707          35,293         13,458
10. SECURED/RENTAL/LEASES
11. UTILITIES                                                              --
12. INSURANCE                                                              --
13. INVENTORY PURCHASES                                                    --
14. VEHICLE EXPENSES                                                       --
15. TRAVEL & ENTERTAINMENT                                                 --
16. REPAIRS, MAINTENANCE & SUPPLIES                                        --
17. ADMINISTRATIVE & SELLING                           107,893        143,435           9,970        137,451
18. OTHER (attach list)                              1,006,383      2,816,699         996,552      1,128,786

TOTAL DISBURSEMENTS FROM OPERATIONS               $  1,130,065   $  2,967,841    $  1,041,816   $  1,279,695
19. PROFESSIONAL FEES                                                                           $         --
20. U.S. TRUSTEE FEES                                                                                     --
21. OTHER REORGANIZATION EXPENSES (attach list)                                                           --
TOTAL DISBURSEMENTS                               $  1,130,065   $  2,967,841    $  1,041,816   $  1,279,695
22. NET CASH FLOW                                 $     10,469   $    (65,446)   $     32,383   $     26,769
23. CASH - END OF MONTH (MOR-2)                   $     19,490   $    (45,956)   $    (13,573)  $     13,196


   CASH RECEIPTS AND                                                                              FILING TO
   DISBURSEMENTS                                     Apr-02         May-02         Jun-02            DATE
-----------------------------------------------   ------------   ------------   ------------     ------------
1.  CASH-BEGINNING OF MONTH                       $     13,196   $    164,030   $     58,277     $    271,082
RECEIPTS:
2.  CASH SALES                                    $         --   $         --   $         --     $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                1,531,316      1,188,084        139,297       13,166,770
4.  LOANS & ADVANCES (attach list)                                                                         --
5.  SALE OF ASSETS                                                                                         --
6.  OTHER (attach list)                                746,611         94,069      1,239,230       28,094,114
TOTAL RECEIPTS                                    $  2,277,927   $  1,282,153   $  1,378,527     $ 41,260,884
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A            N/A            N/A              N/A

DISBURSEMENTS:
7.  NET PAYROLL                                   $         --   $         --   $         --     $         --
8.  PAYROLL TAXES PAID                                                                                     --
9.  SALES, USE & OTHER TAXES PAID                       12,292         23,843         17,807          252,617
10. SECURED/RENTAL/LEASES                                                                 --               --
11. UTILITIES                                                                                              --
12. INSURANCE                                                                                              --
13. INVENTORY PURCHASES                                                                                    --
14. VEHICLE EXPENSES                                                                                       --
15. TRAVEL & ENTERTAINMENT                                                                                 --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                        --
17. ADMINISTRATIVE & SELLING                           177,328                       151,494          975,588
18. OTHER (attach list)                              1,937,473      1,364,063      1,119,071       40,155,329

TOTAL DISBURSEMENTS FROM OPERATIONS               $  2,127,093   $  1,387,906   $  1,288,372     $ 41,383,534
19. PROFESSIONAL FEES                             $         --   $         --   $         --     $         --
20. U.S. TRUSTEE FEES                                       --             --             --               --
21. OTHER REORGANIZATION EXPENSES (attach list)             --             --             --               --
TOTAL DISBURSEMENTS                               $  2,127,093   $  1,387,906   $  1,288,372     $ 41,383,534
22. NET CASH FLOW                                 $    150,833   $   (105,753)  $     90,155     $   (122,650)
23. CASH - END OF MONTH (MOR-2)                   $    164,030   $     58,277   $    148,432     $    148,432


        MOR-7

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                    Dec-01          Jan-02       Feb-02          Mar-02
-----------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                     2               13           19    $         33
       401(k) Plan Refund                                                                  --
       Cobra Insurance Payment                                                             --
       Miscellaneous                                                                       --
       Advance from Parent company - Sterling Chemicals                                    --      105,000
       Loan Advance from a subsidiary - Sterling NRO                                       --
       Return of investment from SPCUS                               107,183               --
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                    --
       cash receipts re Inter company AR                             640,833          923,751                    1,063,639
       rec'd in error and to be returned in Nov 01.                                        --

   TOTAL OTHER RECEIPTS                                           $  748,018      $   923,764  $   105,019    $  1,063,672
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                    --
       Capital Expenditures                                                                --
       Interest Payment                                                                    --
       Pre-petition checks voided in current period                                        --
       Advance to Parent company - Sterling Chemicals                484,482          119,811                      949,787
       cash disbursements re Inter company AP                        228,534          440,050                       31,852
       CIT revolver cash sweep                                       293,367        1,891,948      996,552         147,147
       Capital contribution to SPCUS                                                  364,890
   TOTAL OTHER DISBURSEMENTS                                      $1,006,383      $ 2,816,699  $   996,552    $  1,128,786

   OTHER CASH RECEIPTS AND                                                                                       FILING TO
   DISBURSEMENTS:                                                    Apr-02        May-02       Jun-02                DATE
--------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         9   $        8            57      $      1,637
       401(k) Plan Refund                                                                                               --
       Cobra Insurance Payment                                                                                          --
       Miscellaneous                                                                 2,061            48             6,031
       Advance from Parent company - Sterling Chemicals                99,000       92,000       137,000           433,000
       Loan Advance from a subsidiary - Sterling NRO                       --                                   19,409,155
       Return of investment from SPCUS                                 88,741                                    1,659,140
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                                                 --
       cash receipts re Inter company AR                              558,861                  1,102,125         6,350,493
       rec'd in error and to be returned in Nov 01.                                                                234,658

   TOTAL OTHER RECEIPTS                                           $   746,611   $   94,069    $1,239,230      $ 28,094,114
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                                 --
       Capital Expenditures                                                                                             --
       Interest Payment                                                                                                 --
       Pre-petition checks voided in current period                                                                     --
       Advance to Parent company - Sterling Chemicals                 351,178                    604,865        27,218,147
       cash disbursements re Inter company AP                         296,424                    497,261         2,612,320
       CIT revolver cash sweep                                      1,289,871    1,364,063        16,945         9,891,619
       Capital contribution to SPCUS                                                                               433,243
   TOTAL OTHER DISBURSEMENTS                                      $ 1,937,473   $1,364,063    $1,119,071      $ 40,155,329


                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                                MONTH OF JUNE-02

                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                        1,000               100                69            57,108            58,277
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE             16,945                --           122,352                             139,297

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                               --                --         1,239,125               105         1,239,230
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                    16,945                --         1,361,477               105         1,378,527
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                         --            17,807            17,807

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                         141,031            10,463           151,494

  18. OTHER (attach list)                           16,945                --         1,102,126                --         1,119,071
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS               16,945                --         1,243,157            28,270         1,288,372
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                               16,945                --         1,243,157            28,270         1,288,372
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --           118,321           (28,165)           90,156

  23. CASH - END OF MONTH (MOR-2)                    1,000               100           118,390            28,943           148,433

MOR-7

                    *  Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                                MONTH OF JUNE-02

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --        $       --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals                                                   137,000
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                                1,102,125
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $         --      $        --        $1,239,125
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                     604,865
       cash disbursements re Inter company AP                                                             497,261
       CIT revolver cash sweep                                          16,945               --
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                      $     16,945      $        --         $1,102,126


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $        57                         $        57
       401(k) Plan Refund                                                                                      --
       Advance from Parent company - Sterling Chemicals                                                   137,000
       Miscellaneous                                                                                           --
       Transfer Between Accounts                                           48                                  48
       Loan Advance from a subsidiary - Sterling NRO                                                           --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                         --
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                                1,102,125
       rec'd in error and to be returned in Oct 01.                                                            --

   TOTAL OTHER RECEIPTS                                            $      105                         $ 1,239,230
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures                                                                                    --
       Interest Payment                                                                                        --
       Pre-petition checks voided in current period                                                            --
       Advance to Parent company - Sterling Chemicals                      --                             604,865
       cash disbursements re Inter company AP                              --                             497,261
       CIT revolver cash sweep                                                                             16,945
       Capital contribution to SPCUS                                                                           --
   TOTAL OTHER DISBURSEMENTS                                       $       --                         $ 1,119,071




                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                                MONTH OF JUNE-02

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking        TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------   ------------
BANK BALANCE                 $      1,000   $        100     $    126,299     $   127,399   $  46,750   $    174,149
DEPOSIT IN TRANSIT                                                                                 --             --
OUTSTANDING CHECKS                                                 (7,909)         (7,909)    (17,807)       (25,716)
ADJUSTED BANK BALANCE        $      1,000   $        100     $    118,390     $   119,490   $  28,943   $    148,433
BEGINNING CASH - PER BOOKS   $      1,000   $        100     $         69     $     1,169   $  57,107   $     58,276
RECEIPTS                           16,945             --        1,361,477       1,378,422         105      1,378,528
TRANSFERS BETWEEN ACCOUNTS                                             --              --          --             --
(WITHDRAWAL)CONTRIBUTION-                                                                                         --
BY INDIVIDUAL DEBTOR MFR-2                                                                                        --
CHECKS/OTHER DISBURSEMENTS        (16,945)            --       (1,243,156)     (1,260,101)    (28,270)  $ (1,288,371)
ENDING CASH - PER BOOKS      $      1,000    $       100     $    118,390     $   119,490   $  28,943   $    148,433

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION      Dec-2001    Jan-2002     Feb-2002   Mar-2002     Apr-2002     May-2002     Jun-2002     FILING TO
        /COMP TYPE (2)                                                                                                    DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --   $      --    $      --   $      --  $      --    $      --    $      --     $   --
2.                                    --          --           --          --         --           --           --         --
3.                                    --          --           --          --         --           --           --         --
4.                                    --          --           --          --         --           --           --         --
5.                                    --          --           --          --         --           --           --         --
6.                                    --          --           --          --         --           --           --         --
7.                                    --          --           --          --         --           --           --         --
8.                                    --          --           --          --         --           --           --         --
9.                                    --          --           --          --         --           --           --         --
TOTAL INSIDERS (MOR-1)         $      --   $      --    $      --   $      --  $      --    $      --    $      --     $   --

      PROFESSIONALS             Dec-2001    Jan-2002     Feb-2002    Mar-2002     Apr-2002    May-2002    Jun-2002      FILING TO
     NAME/ORDER DATE                                                                                                      DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --   $      --    $      --   $      --   $    --     $      --    $      --     $    --
2.                                    --          --           --          --        --            --           --          --
3.                                    --          --           --          --        --            --           --          --
4.                                    --          --           --          --        --            --           --          --
5.                                    --          --           --          --        --            --           --          --
6.                                    --          --           --          --        --            --           --          --
TOTAL PROFESSIONALS (MOR-1)    $      --   $      --    $      --   $      --   $    --     $      --    $      --     $    --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9